UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2022

CLARION PARTNERS

REAL ESTATE INCOME

FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

II	Clarion Partners Real Estate Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Clarion Partners Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2022.

Through the first half of 2022, the U.S. economic growth outlook moderated for this year amidst higher inflation, tighter monetary policy, and heightened geopolitical tensions. In the second quarter of 2022, U.S. real gross domestic product (GDP) contracted at an annualized rate of 0.9%, below consensus expectations and the second straight quarter of negative growth. Decreases in business inventories, private investment, and government spending contributed to the decline. However, nationwide, labor market conditions, business activity, and consumer demand have remained relatively strong. Year-to-date, the U.S. economy has added 2.7 million new jobs. The labor market has recovered 21.7 million (97.9%) of the 22.2 million jobs lost following the initial outbreak of COVID-19. Over the second quarter of 2022, the unemployment rate remained 3.6%, almost a full return to the pre-pandemic low of 3.5%.

Currently, commercial real estate liquidity, investment sales, institutional-quality property level fundamentals, and return performance have also continued to be resilient. Year-to-date, U.S. investment sales reached $375.8 billion, up 38.2% year-over-year, driven largely by multifamily and industrial. Sales growth was broad-based by market. Further, commercial real estate total returns have remained robust, although returns for the second quarter of 2022 moderated for the second consecutive quarter. The NCREIF Property Index (NPI)i returned 8.73% for the six months ended June 30, 2022, with the industrial and multifamily sectors and the west and south regions outperforming. By comparison, for the six months ended June 30, 2022, the Bloomberg U.S. Aggregate Indexii and the S&P 500 Indexiii returned -10.35% and -19.96%, respectively.

During the six months ended June 30, 2022, the Fund completed three acquisitions including a creative office in Nashville, TN, an industrial warehouse in Denver, CO, and a life science campus in Carlsbad, CA. Overall, the Fund believes that high-quality commercial real estate with durable income streams continues to offer relatively attractive yields and portfolio diversification benefits amidst global financial market volatility.

Please read on for Fund performance information during the Fund’s reporting period.

Clarion Partners Real Estate Income Fund Inc.	III

Letter from the chairman (cont’d)

Special shareholder notice

On a long-term basis, under normal market conditions, Clarion Partners expects to allocate the Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of borrowings for investment purposes): (i) no less than 60% to privately owned commercial real estate and (ii) up to 40% to publicly traded real estate securities and cash/cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases of common stock (cash/cash equivalents and other short-term investments will not count toward the Fund’s 80% test). For more information, please see the Fund’s prospectus supplement dated July 29, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2022

IV	Clarion Partners Real Estate Income Fund Inc.

Performance review

For the six months ended June 30, 2022, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 7.37%. The Lipper Real Estate Funds Category Averageiv returned 1.00% over the same period. The S&P 500 Index and the Bloomberg U.S. Aggregate Index, representative of the broader U.S. equity and fixed income markets, returned -19.96% and -10.35%, respectively, over the same time period.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness.

Performance Snapshot as of June 30, 2022 (unaudited)
(excluding sales charges)	6 months
Clarion Partners Real Estate Income Fund Inc.:
Class I	7.37%
Class D	7.34%
Class S	7.00%
Class T	6.96%
Lipper Real Estate Funds Category Average	1.00%
S&P 500 Index	-19.96%
Bloomberg U.S. Aggregate Index	-10.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class S and Class T shares are subject to a maximum front-end sales charge of 3.50% and 3.00% of the offering price, respectively. Class T shares are also subject to a dealer manager fee of 0.50% of the offering price. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Clarion Partners Real Estate Income Fund Inc.	V

Performance review (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 28, 2022, the total annual fund operating expense ratios were as follows:

	Class I	Class D	Class S	Class T
Total annual operating expenses before expenses reimbursed	4.18%	4.83%	26.00%	5.14%
Total annual operating expenses after reimbursing expenses*	4.18%	4.55%	5.15%	5.14%

*	Included in the operating expense ratio of each class were property level expenses and interest payments on properties of 1.82% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.75% for Class I shares, 2.00% for Class D shares, 2.60% for Class S shares and 2.60% of Class T shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. The waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

VI	Clarion Partners Real Estate Income Fund Inc.

Thank you for your investment in Clarion Partners Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2022

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions; including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Clarion Partners Real Estate Income Fund Inc.	VII

Performance review (cont’d)

[i]

The NCREIF Property Index (NPI) is the primary index used by institutional investors in the United States to analyze the performance of commercial real estate and use as a benchmark for actively managed real estate portfolios.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VIII	Clarion Partners Real Estate Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2022 and December 31, 2021 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	1

Consolidated schedule of investments (unaudited)

June 30, 2022

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

				Value
Private Real Estate — 91.7%
Equity — 82.0%
Real Estate Investments — 56.8%
Industrial — 16.0%
100 Friars Boulevard, West Deptford, NJ				$28,700,000	(a)
3828 Civic Center, Las Vegas, NV				9,800,000	(a)
12000 East 56th Avenue, Denver, CO				14,100,000	(a)
Total Industrial				52,600,000
Life Science — 5.9%
55 Messina Drive, Braintree, MA				19,400,000	(a)
Mixed-Use — 12.0%
Congress Commons, Austin, TX				39,300,000	(a)
Multifamily — 8.0%
Anker Haus, Charlotte, NC				26,100,000	(a)
Office — 14.9%
The Sheds on Charlotte, Nashville, TN				48,700,000	(a)
Total Real Estate Investments				186,100,000

			Stated Ownership %(b)
Investments in Non-Consolidated Joint Ventures — 25.2%
Industrial — 8.1%
456 Sullivan Avenue, South Windsor, CT			95.0%	26,546,441	(a)
Life Science — 5.7%
Fusion Life Science HQ, Carlsbad, CA			85.0%	18,462,879	(a)
Multifamily — 11.4%
Mosaic at Largo Station, Largo, MD			92.5%	37,462,240	(a)
Total Investments in Non-Consolidated Joint Ventures				82,471,560
Total Equity (Cost — $234,021,887)				268,571,560

	Rate	Maturity Date	Face Amount
Debt — 9.7%
Investments in Real Estate Loans — 9.7%
Mixed-Use — 5.4%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	17,872,735	(a)
Office — 4.3%
Memphis Logistics Mezzanine Loan	7.225%	8/9/23	14,000,000	14,000,000	(a)(c)
Total Investments in Real Estate Loans (Cost — $32,000,000)				31,872,735
Total Private Real Estate (Cost — $266,021,887)				300,444,295

See Notes to Consolidated Financial Statements.

2	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Publicly-Traded Real Estate Securities — 11.0%
Collateralized Mortgage Obligations (d) — 10.2%
Banc of America Commercial Mortgage Trust, 2017-BNK3 E	4.643%	2/15/50	$1,000,000	$756,263	(e)(f)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	6.714%	2/15/39	500,000	480,118	(e)(f)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	3.177%	4/15/37	1,500,000	1,473,084	(e)(f)
BWAY Mortgage Trust, 2015-1740 E	4.806%	1/10/35	500,000	425,284	(e)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	5.440%	2/15/39	466,913	430,675	(e)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	3.219%	10/15/36	500,000	467,071	(e)(f)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	3.261%	9/15/34	500,000	465,223	(e)(f)
COLT Mortgage Loan Trust, 2022-2 B1	4.032%	2/25/67	500,000	393,258	(e)(f)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	304,021	(e)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%)	8.324%	12/15/22	997,717	976,830	(e)(f)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 3.975%)	5.299%	7/15/22	692,000	690,839	(e)(f)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	453,312	(e)(f)
Ellington Financial Mortgage Trust, 2022-1 B1	3.886%	1/25/67	750,000	568,022	(e)(f)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	2.405%	7/15/38	496,942	485,246	(e)(f)
FARM Mortgage Trust, 2021-1 B	3.237%	7/25/51	182,648	150,546	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	7.176%	10/25/33	725,000	605,106	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	8.426%	10/25/41	750,000	646,901	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	12.209%	9/25/60	750,000	613,009	(e)(f)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2022

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 BXS, IO	3.564%	11/25/61	$1,728,113	$654,302	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.046%	9/25/47	154,951	135,691	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	5.524%	9/25/48	370,000	361,283	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (1 mo. USD LIBOR + 8.150%)	9.774%	7/25/49	750,000	750,705	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (1 mo. USD LIBOR + 5.000%)	6.624%	11/25/47	750,000	624,371	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.624%	7/25/25	305,077	308,945	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	11.874%	1/25/29	247,337	263,389	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	3.824%	1/25/30	83,084	83,516	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	5.374%	3/25/31	350,000	339,874	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	4.874%	1/25/40	140,000	123,547	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	4.026%	10/25/41	500,000	430,474	(e)(f)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	6.426%	12/25/41	500,000	412,622	(e)(f)
FRR Re-REMIC Trust, 2018-C1 D720, PO	0.000%	8/27/47	550,000	539,924	(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.000%)	5.574%	9/15/31	532,919	202,771	(e)(f)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.500%)	3.824%	9/15/31	575,000	552,634	(e)(f)

See Notes to Consolidated Financial Statements.

4	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	4.074%	5/15/38	$400,000	$370,456	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	5.344%	10/15/32	350,000	341,860	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	5.574%	12/15/36	175,000	136,808	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	8.074%	12/15/36	175,000	132,034	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	186,973	161,373	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	5.590%	11/15/38	500,000	461,816	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	8.574%	6/15/26	500,000	491,918	(e)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	5.574%	11/15/36	475,000	440,576	(e)(f)
Med Trust, 2021-MDLN G (1 mo. USD LIBOR + 5.250%)	6.575%	11/15/38	1,400,000	1,271,545	(e)(f)
Mello Warehouse Securitization Trust, 2021-1 G (1 mo. USD LIBOR + 4.375%)	5.043%	2/25/55	390,000	386,790	(e)(f)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	1,353,303	(e)(f)
MTN Commercial Mortgage Trust, 2022-LPFL F (1 mo. Term SOFR + 5.285%)	6.564%	3/15/39	500,000	475,776	(e)(f)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	8.736%	1/15/39	3,000,000	2,879,625	(e)(f)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	6.472%	3/15/35	1,000,000	962,727	(e)(f)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	6.407%	3/15/39	1,000,000	960,889	(e)(f)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	6.874%	5/25/55	325,000	322,997	(e)(f)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	627,975	(e)(f)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	4.352%	10/27/22	190,372	189,274	(e)(f)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2022

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	3.874%	1/25/30	$425,000	$396,196	(e)(f)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	6.977%	1/19/37	500,000	488,354	(e)(f)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	8.779%	2/15/39	964,590	919,899	(e)(f)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	2.055%	11/15/38	500,000	475,834	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	4.600%	11/11/34	445,544	406,499	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	5.372%	11/11/34	445,544	405,068	(e)(f)
UBS Commercial Mortgage Trust, 2018-C15 D	5.370%	12/15/51	570,000	477,382	(e)(f)
UBS Commercial Mortgage Trust, 2018- NYCH G (1 mo. USD LIBOR + 4.838%)	6.162%	2/15/32	400,000	356,123	(e)(f)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	450,835	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.569%	12/15/39	750,000	497,200	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	5.092%	12/15/39	500,000	413,082	(e)(f)
Total Collateralized Mortgage Obligations (Cost — $35,653,793)				33,423,070
Asset-Backed Securities — 0.8%
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.749%	9/25/33	220,596	208,539	(f)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	282,728	(e)(f)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	426,130	(e)
Cascade MH Asset Trust, 2021-MH1 B3	7.717%	2/25/46	500,000	409,127	(e)(f)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	1.784%	11/25/36	127,767	125,844	(f)
FS Rialto Issuer LLC, 2022-FL5 E (1 mo. Term SOFR + 5.415%)	6.315%	6/19/37	650,000	644,283	(e)(f)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	5.124%	2/15/39	500,000	484,064	(e)(f)
Total Asset-Backed Securities (Cost — $2,732,164)				2,580,715
Total Publicly-Traded Real Estate Securities (Cost — $38,385,957)				36,003,785
Total Investments before Short-Term Investments (Cost — $304,407,844)				336,448,080

See Notes to Consolidated Financial Statements.

6	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Clarion Partners Real Estate Income Fund Inc.

(Percentages shown based on Fund net assets)

Rate		Shares	Value
Short-Term Investments — 7.8%
Dreyfus Government Cash Management, Institutional Shares	1.338%	20,533,652	$20,533,652
Dreyfus Treasury Securities Cash Management, Institutional Shares	1.025%	5,049,678	5,049,678
Total Short-Term Investments (Cost — $25,583,330)			25,583,330
Total Investments — 110.5% (Cost — $329,991,174)			362,031,410
Series A Cumulative Preferred Stock, at Liquidation Value — (0.1)%			(125,000)
Other Liabilities in Excess of Other Assets — (10.4)%			(34,228,997)
Total Net Assets Applicable to Common Shareholders — 100.0%			$327,677,413

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(c)	Floating rate loan (1 mo. LIBOR + 6.350%, 6.500% floor).

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	9/22	$907,037	$898,000	$9,037

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	7

Consolidated statement of assets and liabilities (unaudited)

June 30, 2022

Assets:
Investments, at value (Cost — $329,991,174)	$362,031,410
Cash	424,948
Receivable for Fund shares sold	2,981,157
Receivable from affiliate (Notes 1 and 2)	1,433,000
Deferred loan financing costs	795,117
Interest and dividends receivable	314,873
Deposits with brokers for open futures contracts	18,009
Prepaid expenses	14,105
Total Assets	368,012,619

Liabilities:
Loan payable (Note 6)	34,000,000
Deferred tax liability (Notes 1 and 2)	1,433,000
Payable for securities purchased	1,265,404
Distributions payable to Common Shareholders	1,068,546
Tenant security deposits	515,322
Interest expense payable	331,834
Deferred origination fees	109,388
Service and/or distribution fees payable	47,317
Payable to investment manager	28,172
Payable to brokers — net variation margin on open futures contracts	5,625
Directors’ fees payable	1,640
Accrued expenses and accounts payable	1,403,958
Total Liabilities	40,210,206
Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000
Total Net Assets Applicable to Common Shareholders	$327,677,413

Net Assets Applicable to Common Shareholders:
Common stock par value (Note 11)	$25,904
Paid-in capital in excess of par value	292,128,238
Total distributable earnings (loss), net of income taxes	35,523,271
Total Net Assets Applicable to Common Shareholders	$327,677,413

See Notes to Consolidated Financial Statements.

8	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Net Assets:
Class I	$243,402,469
Class D	$15,556,477
Class S	$66,133
Class T	$68,652,334

Common Shares Outstanding:
Class I	19,234,621
Class D	1,230,671
Class S	5,223
Class T	5,433,286

Net Asset Value Per Common Share:
Class I	$12.65
Class D	$12.64
Class S	$12.66
Class T	$12.64
Maximum Public Offering Price Per Share:
Class S (based on maximum initial sales charge of 3.50%)	$13.12
Class T (based on maximum initial sales charge of 3.00% and dealer manager fee of 0.50%)	$13.10

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	9

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2022

Investment Income:
Dividends from non-consolidated joint ventures and investments	$2,262,878
Rental income	5,072,939
Interest – private real estate	1,397,456
Interest – real estate securities	1,010,611
Other income (Notes 1 and 2)	1,433,000
Total Investment Income	11,176,884

Expenses:
Fund Operating Expenses
Investment management fee (Note 2)	1,492,116
Interest expense (Note 6)	650,627
Amortization of deferred loan costs	262,015
Service and/or distribution fees (Notes 2 and 9)	215,950
Transfer agent fees (Note 9)	141,784
Audit and tax fees	115,601
Legal fees	96,661
Fees recaptured by investment manager (Note 2)	68,224
Directors’ fees	31,541
Commitment fees (Note 6)	24,042
Custody fees	31
Other fund operating expenses	194,012
Total Fund Operating Expenses	3,292,604
Private Real Estate Expenses
Real estate taxes and insurance	779,090
Real estate operating expenses	699,532
Franchise taxes	112,497
Real estate investment administration fees	99,753
Other private real estate expenses	226,979
Total Private Real Estate Expenses	1,917,851
Total Expenses	5,210,455
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(1,542,078)
Net Expenses	3,668,377
Net Investment Income, before income taxes	7,508,507
Deferred income tax expense (Notes 1 and 2)	(1,433,000)
Net Investment Income, net of income taxes	6,075,507

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 5):
Net Realized Gain (Loss) From:
Investment transactions	(18,034)
Futures contracts	57,160
Net Realized Gain	39,126

See Notes to Consolidated Financial Statements.

10	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,700,249)
Investments in non-consolidated joint ventures	7,705,166
Investments in real estate loans	144,221
Real estate investments	7,150,667
Futures contracts	6,848
Change in Net Unrealized Appreciation (Depreciation)	12,306,653
Net Gain on Investments and Futures Contracts	12,345,779
Net Increase in Net Assets From Operations	18,421,286
Distributions Paid to Series A Cumulative Preferred Stockholders From Net Investment Income (Notes 1, 2 and 7)	(7,417)
Net Increase in Net Assets Applicable to Common Shareholders From Operations	$18,413,869

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	11

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2022 (unaudited) and the Year Ended December 31, 2021	2022	2021

Operations:
Net investment income, net of income taxes	$6,075,507	$5,406,863
Net realized gain	39,126	317,151
Change in net unrealized appreciation (depreciation)	12,306,653	18,909,092
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(7,417)	(14,958)
Increase in Net Assets Applicable to Common Shareholders From Operations	18,413,869	24,618,148

Distributions to Common Shareholders From (Notes 1 and 10):
Total distributable earnings	(6,306,530)	(2,379,066)
Return of capital	—	(3,093,547)
Decrease in Net Assets From Distributions to Common Shareholders	(6,306,530)	(5,472,613)

Fund Share Transactions (Note 11):
Net proceeds from sale of shares	127,664,760	112,691,031	†
Reinvestment of distributions	1,135,251	590,675
Cost of shares repurchased through tender offer (Note 12)	(363,954)	(420,981)	†
Redemption fees (Note 1(j))	1,241	1,249
Increase in Net Assets From Fund Share Transactions	128,437,298	112,861,974
Increase in Net Assets Applicable to Common Shareholders	140,544,637	132,007,509

Net Assets Applicable to Common Shareholders:
Beginning of period	187,132,776	55,125,267
End of period	$327,677,413	$187,132,776

†	Amounts shown include exchanges. Exclusive of the exchanges, the Fund repurchased 7,406 shares for $79,338 through tender offers.

See Notes to Consolidated Financial Statements.

12	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Consolidated statement of cash flows (unaudited)

For the Six Months Ended June 30, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations*	$18,421,286
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(95,508,404)
Sales of portfolio securities	2,895,860
Net purchases, sales and maturities of short-term investments	(17,995,877)
Net amortization of premium (accretion of discount)	(156,829)
Amortization of deferred loan costs	262,015
Decrease in interest and dividends receivable	865,214
Decrease in prepaid expenses	38,000
Decrease in receivable from investment manager	19,032
Increase in payable for securities purchased	1,265,404
Increase in payable to investment manager	28,172
Decrease in deferred origination fees	(21,040)
Decrease in Directors’ fees payable	(2,225)
Increase in interest expense payable	329,010
Increase in receivable from affiliate	(315,678)
Increase in tenant security deposits	86,480
Decrease in other liabilities	(246,586)
Increase in accrued expenses and accounts payable	133,676
Increase in payable to broker — net variation margin on futures contracts	5,062
Increase in deferred tax liability	315,678
Increase in service and/or distribution fees payable	23,235
Net realized loss on investments	18,034
Change in net unrealized appreciation (depreciation) of investments	(12,299,805)
Net Cash Used in Operating Activities**	(101,840,286)

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(4,102,733)
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(7,417)
Proceeds from loan facility borrowings	49,300,000
Repayment of loan facility borrowings	(68,000,000)
Proceeds from sale of shares (net of receivable for Fund shares sold)	125,014,753
Loan financing costs paid	(131,115)
Payment for shares repurchased through tender offer (net of redemption fees)	(362,713)
Net Cash Provided by Financing Activities	101,710,775
Net Decrease in Cash and Restricted Cash	(129,511)
Cash and restricted cash at beginning of period	572,468
Cash and restricted cash at end of period	$442,957

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

**Included	in operating expenses is $328,184 paid for interest and commitment fees on borrowings and $789,096 paid for taxes.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	13

Consolidated statement of cash flows (unaudited) (cont’d)

For the Six Months Ended June 30, 2022

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

June 30, 2022
Cash	$424,948
Restricted cash	18,009
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$442,957

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. These are separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,135,251

See Notes to Consolidated Financial Statements.

14	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2022[2]	2021	2020	2019[3]

Net asset value, beginning of period	$12.08	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.32	0.59	0.61	0.16
Net realized and unrealized gain	0.57	1.88	0.08	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	(0.00) [4]	(0.00) [4]	—
Total income from operations	0.89	2.47	0.69	0.17

Less distributions to common shareholders from:
Net investment income	(0.32) [5]	(0.24)	(0.50)	(0.18)
Net realized gains	—	(0.01)	—	—
Return of capital	—	(0.32)	—	—
Total distributions to common shareholders	(0.32)	(0.57)	(0.50)	(0.18)

Net asset value, end of period	$12.65	$12.08	$10.18	$9.99
Total return[6]	7.37%	25.04%	7.22%	1.69%

Net assets applicable to common shareholders, end of period (000s)	$243,402	$145,940	$45,356	$21,386

Ratios to average net assets:
Gross expenses	5.34%[7,8,9,10]	6.06%[7,8]	7.79%[8]	15.08%[9]
Net expenses[11,12]	4.09 [7,8,9,10]	4.71 [7,8]	2.39 [8]	2.57 [9]
Net investment income, net of income taxes	5.27 [7,8,9]	5.32 [7,8]	6.18 [8]	6.17 [9]

Portfolio turnover rate	1%	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Period (000s)	$34,000	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[13]	1,064%	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[13]	$10,641	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$60,168	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.15%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[14]	1,060%	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[14]	$10,602	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[9]	Annualized.

[10]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. The waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[13]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[14]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

16	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2022[2]	2021	2020	2019[3]

Net asset value, beginning of period	$12.07	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.30	0.51	0.63	0.15
Net realized and unrealized gain	0.58	1.92	0.03	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	(0.00) [4]	(0.00) [4]	—
Total income from operations	0.88	2.43	0.66	0.16

Less distributions to common shareholders from:
Net investment income	(0.31) [5]	(0.22)	(0.47)	(0.17)
Net realized gains	—	(0.01)	—	—
Return of capital	—	(0.31)	—	—
Total distributions to common shareholders	(0.31)	(0.54)	(0.47)	(0.17)

Net asset value, end of period	$12.64	$12.07	$10.18	$9.99
Total return[6]	7.34%	24.46%	7.04%	1.62%

Net assets applicable to common shareholders, end of period (000s)	$15,556	$5,637	$74	$51

Ratios to average net assets:
Gross expenses	6.04%[7,8,9]	8.91%[7,8]	28.35%[8]	228.69%[9]
Net expenses[10,11]	4.34 [7,8,9]	5.02 [7,8]	2.55 [8]	2.80 [9]
Net investment income, net of income taxes	5.02 [7,8,9]	4.48 [7,8]	6.28 [8]	5.94 [9]

Portfolio turnover rate	1%	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Period (000s)	$34,000	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[12]	1,064%	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[12]	$10,641	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$60,168	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.15%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[13]	1,060%	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[13]	$10,602	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. The waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[12]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[13]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

18	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2022[2]	2021	2020	2019[3]

Net asset value, beginning of period	$12.09	$10.19	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.22	0.51	0.54	0.14
Net realized and unrealized gain	0.62	1.86	0.07	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	(0.00) [4]	(0.00) [4]	—
Total income from operations	0.84	2.37	0.61	0.15

Less distributions to common shareholders from:
Net investment income	(0.27) [5]	(0.20)	(0.41)	(0.16)
Net realized gains	—	(0.01)	—	—
Return of capital	—	(0.26)	—	—
Total distributions to common shareholders	(0.27)	(0.47)	(0.41)	(0.16)

Net asset value, end of period	$12.66	$12.09	$10.19	$9.99
Total return[6]	7.00%	23.86%	6.36%	1.47%

Net assets applicable to common shareholders, end of period (000s)	$66	$63	$53	$51

Ratios to average net assets:
Gross expenses	45.28%[7,8,9]	51.72%[7,8]	57.33%[8]	260.63%[9]
Net expenses[10,11]	4.96 [7,8,9]	5.53 [7,8]	3.21 [8]	3.39 [9]
Net investment income, net of income taxes	3.60 [7,8,9]	4.66 [7,8]	5.46 [8]	5.34 [9]

Portfolio turnover rate	1%	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Period (000s)	$34,000	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[12]	1,064%	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[12]	$10,641	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$60,168	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.15%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[13]	1,060%	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[13]	$10,602	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. The waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[12]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[13]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

20	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2022[2]	2021	2020	2019[3]

Net asset value, beginning of period	$12.07	$10.18	$9.99	$10.00

Income (loss) from operations:
Net investment income, net of income taxes	0.27	0.49	0.49	0.14
Net realized and unrealized gain	0.57	1.88	0.14	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	(0.00) [4]	(0.00) [4]	—
Total income from operations	0.84	2.37	0.63	0.15

Less distributions to common shareholders from:
Net investment income	(0.27) [5]	(0.20)	(0.44)	(0.16)
Net realized gains	—	(0.01)	—	—
Return of capital	—	(0.27)	—	—
Total distributions to common shareholders	(0.27)	(0.48)	(0.44)	(0.16)

Net asset value, end of period	$12.64	$12.07	$10.18	$9.99
Total return[6]	6.96%	23.97%	6.41%	1.47%

Net assets applicable to common shareholders, end of period (000s)	$68,652	$35,493	$9,642	$51

Ratios to average net assets:
Gross expenses	6.27%[7,8,9]	7.52%[7,8]	10.72%[8]	260.63%[9]
Net expenses[10,11]	4.94 [7,8,9]	5.56 [7,8]	3.43 [8]	3.39 [9]
Net investment income, net of income taxes	4.42 [7,8,9]	4.45 [7,8]	4.99 [8]	5.34 [9]

Portfolio turnover rate	1%	16%	8%	2%

Supplemental data:
Loan and Mortgage Note Payable, End of Period (000s)	$34,000	$52,700	$10,100	—
Asset Coverage Ratio for Loan and Mortgage Note Payable[12]	1,064%	455%	647%	—
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[12]	$10,641	$4,553	$6,470	—
Weighted Average Loan and Mortgage Note Payable (000s)	$60,168	$30,296	$10,100	—
Weighted Average Interest Rate on Loan and Mortgage Note Payable	2.15%	2.03%	2.42%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	$125	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock[13]	1,060%	454%	639%	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[13]	$10,602	$4,543	$6,391	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022. The waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[12]

Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[13]

Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

22	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, each SPV is wholly-owned by the Fund and these financial statements are consolidated financial statements of the Fund and each SPV. All intercompany transactions have been eliminated in consolidation. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third

24	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$186,100,000	$186,100,000
Investments in Non-Consolidated Joint Ventures	—	—	82,471,560	82,471,560
Investments in Real Estate Loans	—	—	31,872,735	31,872,735
Collateralized Mortgage Obligations	—	$33,423,070	—	33,423,070
Asset-Backed Securities	—	2,580,715	—	2,580,715
Total Long-Term Investments	—	36,003,785	300,444,295	336,448,080
Short-Term Investments†	$25,583,330	—	—	25,583,330
Total Investments	$25,583,330	$36,003,785	$300,444,295	$362,031,410
Other Financial Instruments:
Futures Contracts††	$9,037	—	—	$9,037
Total	$25,592,367	$36,003,785	$300,444,295	$362,040,447

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

26	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$118,000,000	—	—	$7,150,667	$60,949,333
Investments in Non- Consolidated Joint Ventures	57,421,600	—	—	7,705,166	17,344,794
Investments in Real Estate Loans	31,728,514	—	—	144,221	—
Total	$207,150,114	—	—	$15,000,054	$78,294,127

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022	Net change in unrealized appreciation (depreciation) for investments still held at June 30, 2022[1]
Real Estate Investments	—	—	—	$186,100,000	$7,150,667
Investments in Non- Consolidated Joint Ventures	—	—	—	82,471,560	7,705,166
Investments in Real Estate Loans	—	—	—	31,872,735	144,221
Total	—	—	—	$300,444,295	$15,000,054

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/22 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input*
Real Estate Investments:
Industrial	$52,600	Discounted cash flow	Discount rate	4.50% to 5.00%	Decrease
			Exit capitalization rate	5.50% to 6.00%	Decrease
Life Science	$19,400	Discounted cash flow	Discount rate	4.75%	Decrease
			Exit capitalization rate	5.75%	Decrease
Mixed-Use	$39,300	Discounted cash flow	Discount rate	5.50%	Decrease
			Exit capitalization rate	6.25%	Decrease
Multifamily	$26,100	Discounted cash flow	Discount rate	4.50%	Decrease
			Exit capitalization rate	6.00%	Decrease
Office	$48,700	Discounted cash flow	Discount rate	5.75%	Decrease
			Exit capitalization rate	6.50%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$26,546	Discounted cash flow	Discount rate	4.50%	Decrease
			Exit capitalization rate	5.50%	Decrease
Life Science	$18,463	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	6.75%	Decrease
Multifamily	$37,462	Discounted cash flow	Discount rate	5.00%	Decrease
			Exit capitalization rate	6.00%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$17,873	Yield Method	Credit spread	6.26%	Decrease
			Loan to value ratio	79.10%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	88.10%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt and mezzanine debt. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

28	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of June 30, 2022, the Fund did not have any open OTC derivative transactions.

(h) Security transactions and investment income. Investment transactions are accounted for on a trade date basis or the date the Fund obtains a right to the investment or to collect the proceeds from sale or incurs an obligation to the price of the investment purchased. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

30	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Future minimum rents expected to be received from tenants under noncancellable leases as of June 30, 2022 are as follows:

2022	$7,612,148
2023	13,735,776
2024	14,008,295
2025	14,201,247
2026	13,799,594
Thereafter	51,503,943
Total	$114,861,003

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2022 fiscal year.

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

(j) Redemption fees. Common stock shares redeemed prior to 12 months from the date of issue are subject to a 2% redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Due to concentration of ownership in the Fund’s shares, the Fund may be deemed a captive real estate investment trust (“Captive REIT”) in certain states. As a result, the Fund may be subject to income tax in such states on the gains realized from the disposition of real estate investments if the Fund were deemed a Captive REIT at the time of disposition. As of June 30, 2022, the Fund accrued a state deferred tax liability of $1,433,000, which could be recognized at the time of disposition of the Fund’s real estate investments if the Fund were deemed a Captive REIT at such time. See Note 2 for additional information.

Management has concluded that the Fund is subject to state income and franchise taxes in certain states as a result of its current shareholder base. The Fund has accrued $112,497 for these taxes for the six months ended June 30, 2022.

Except as noted above, management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no additional provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and LMPFA. For its services, the Fund pays LMPFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. LMPFA has agreed to waive its management fee from April 1, 2021 through December 31, 2022. The management fee waiver cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent and is not subject to the recapture provision discussed below. Clarion Partners receives an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners.

32	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, an affiliate of LMPFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. LMPFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners.

LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and Clarion Partners is an indirect, majority-owned subsidiary of Franklin Resources.

LMPFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to ensure that the total annual fund operating expenses attributable to Class I shares, Class D shares, Class S shares and Class T shares did not exceed 1.75%, 2.00%, 2.60% and 2.60%, respectively, of the average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2023 without the consent of the Board of Directors of the Fund.

During the six months ended June 30, 2022, fees waived and/or expenses reimbursed amounted to $1,542,078.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class I	Class D	Class S	Class T
Expires December 31, 2022	$610,297	$28,953	$32,953	$32,953
Expires December 31, 2023	1,566,359	23,299	27,005	272,455
Expires December 31, 2024	240,843	42,458	25,757	157,662
Expires December 31, 2025	—	19,997	12,443	17,522
Total fee waivers/expense reimbursements subject to recapture	$2,417,499	$114,707	$98,158	$480,592

For the six months ended June 30, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class I
LMPFA recaptured	$68,224

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.50% for Class S shares and a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2022, Franklin Distributors did not retain any sales charges.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

As of June 30, 2022, Franklin Resources and its affiliates owned 55% of the Fund.

Franklin Resources and the Fund have entered an indemnification agreement (the “Agreement”) whereby Franklin Resources agrees to be solely responsible for and fully indemnify the Fund against any tax liability or obligation, which may arise at the disposition of any real estate investment, due to the Fund’s Captive REIT status and Franklin Resources’ ownership in the Fund. Such liability would be triggered only in certain states and only to the extent the Fund was considered a Captive REIT at the time of sale. The Fund is also subject to other state income and franchise taxes as a result of its current shareholder base; these taxes are not covered by, or indemnified against, under the Agreement. The Agreement is applicable to any period in which the Fund is considered a Captive REIT due to Franklin Resources’ ownership in the Fund. The indemnification of any applicable deferred tax liability that has been recorded by the Fund is reflected as a receivable from an affiliate on the Consolidated Statement of Assets and Liabilities and in other income on the Consolidated Statement of Operations.

3. Investments

During the six months ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$94,813,027	$695,377
Sales	2,782,870	112,990

34	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

At June 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$329,991,174	$34,919,679	$(2,879,443)	$32,040,236
Futures contracts	—	9,037	—	9,037

4. Investments in non-consolidated joint ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated joint ventures as of June 30, 2022. The Fund states its ownership interests in non-consolidated joint ventures at fair value.

	456 Sullivan Avenue, South Windsor, CT	Fusion Life Science HQ, Carlsbad, CA	Mosaic at Largo Station, Largo, MD	Total
Balance sheets:
Assets:
Real estate (total cost - $172,501,850)	$57,800,000	$56,600,000	$78,500,000	$192,900,000
Cash	582,086	181,055	872,630	1,635,771
Derivatives	514,926	—	1,821,923	2,336,849
Other current assets	510	685,550	659,862	1,345,922
Other non-current assets	486,093	636,308	388,575	1,510,976
Total assets	59,383,615	58,102,913	82,242,990	199,729,518
Liabilities and equity:
Mortgage notes payable	31,200,000	35,100,000	38,400,000	104,700,000
Accrued expenses and accounts payable	209,374	425,481	360,666	995,521
Tenant security deposits	—	262,852	125,160	388,012
Other liabilities	30,617	593,546	42,185	666,348
Total liabilities	31,439,991	36,381,879	38,928,011	106,749,881
Equity	27,943,624	21,721,034	43,314,979	92,979,637
Total liabilities and equity	$59,383,615	$58,102,913	$82,242,990	$199,729,518
Income statements:
Revenue	$1,684,501	$988,011	$2,665,799	$5,338,311
Expenses	828,677	439,878	1,638,757	2,907,312
Unrealized gain - real estate	2,093,785	2,319,118	3,281,931	7,694,834
Unrealized gain - derivatives	462,494	—	1,393,341	1,855,835
Net income	$3,412,103	$2,867,251	$5,702,314	$11,981,668

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

5. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2022.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$9,037

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$57,160

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$6,848

During the six months ended June 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$926,884

6. Loan

The Fund has a revolving credit agreement with Bank of America, N.A. (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $85,000,000 ($75,000,000 prior to February 22, 2022), with increases up to $150,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is November 30, 2023. Financing costs incurred by the Fund in connection with the Credit Agreement were $975,225. These financing costs are recorded as a deferred charge and amortized through the maturity date of the Credit Agreement. The Fund pays a commitment

36	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.20% if the aggregate outstanding balance of the loan is equal to or greater than 50% of the current commitment. The interest on the loan is calculated at a variable rate based on the Bloomberg Short-Term Bank Yield Index (BSBY) rate, plus any applicable margin. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At June 30, 2022, the Fund had $34,000,000 of borrowings outstanding per this Credit Agreement. Interest expense related to this loan for the six months ended June 30, 2022 was $650,627. For the six months ended June 30, 2022, the Fund incurred commitment fees of $24,042. For the six months ended June 30, 2022, the average daily loan balance was $60,167,956 and the weighted average interest rate was 2.15%.

7. Series A cumulative preferred stock

On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”).

At June 30, 2022, the Fund had 125 shares of Preferred Stock outstanding with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund.

8. Distributions to common shareholders subsequent to June 30, 2022

The following distributions to common shareholders have been declared by the Fund and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class I Amount	Class D Amount	Class S Amount	Class T Amount
7/28/2022	7/29/2022	$0.054757	$0.052374	$0.045926	$0.046398

9. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class D, Class S and Class T shares calculated at the annual rate of 0.25%, 0.85% and 0.85% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended June 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$53,539
Class D	$11,130	26,144
Class S	271	12,483
Class T	204,549	49,618
Total	$215,950	$141,784

For the six months ended June 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$1,134,698
Class D	75,865
Class S	12,840
Class T	318,675
Total	$1,542,078

10. Distributions to shareholders by class

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Net Investment Income:
Class I	$4,935,869	$1,901,630
Class D	243,158	38,645
Class S	1,396	1,032
Class T	1,126,107	344,263
Total	$6,306,530	$2,285,570

Net Realized Gains:
Class I	—	$77,790
Class D	—	1,581
Class S	—	42
Class T	—	14,083
Total	—	$93,496

Return of Capital:
Class I	—	$2,573,880
Class D	—	52,306
Class S	—	1,396
Class T	—	465,965
Total	—	$3,093,547

38	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

11. Capital shares

At June 30, 2022, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2022			Year Ended December 31, 2021
	Shares	Amount		Shares		Amount
Class I
Shares issued	7,136,188	$88,017,376		7,612,152	†	$85,153,343	†
Shares issued on reinvestment	30,550	380,579		10,050		112,150
Shares repurchased through tender offer	(8,288)	(101,946)		—		—
Redemption fees	—	953		—		1,038
Net increase	7,158,450	$88,296,962		7,622,202		$85,266,531

Class D
Shares issued	753,777	$9,311,578		454,505		$5,138,867
Shares issued on reinvestment	11,339	140,505		5,113		59,260
Shares repurchased through tender offer	(1,336)	(16,412)		—		—
Redemption fees	—	46		—		18
Net increase	763,780	$9,435,717		459,618		$5,198,145

Class S
Shares issued	—	—		—		—
Shares issued on reinvestment	—	—		—		—
Shares repurchased through tender offer	—	—		—		—
Redemption fees	—	$0	*	—		$1
Net increase	—	$0	*	—		$1

Class T
Shares issued	2,462,942	$30,335,806		1,991,756		$22,398,821
Shares issued on reinvestment	49,623	614,167		37,506		419,265
Shares repurchased through tender offer	(20,075)	(245,596)		(35,967)	†	(420,981)	†
Redemption fees	—	242		—		192
Net increase	2,492,490	$30,704,619		1,993,295		$22,397,297

†	Amounts shown include exchanges. Exclusive of the exchanges, the Fund repurchased 7,406 Class T shares for $79,338.

*	Amount represents less than $1.

12. Tender offer

On the announcement dates below, including those subsequent to the end of the reporting period, the Fund’s Board of Directors approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offers were conducted at a price equal to the Fund’s NAV per share of common stock as of the close of the trading session on the New York Stock Exchange on the day each tender offer expired.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

Shares that were tendered but not accepted for payment, if applicable, and shares that were not tendered, remained outstanding.

Announcement Date	Commencement Date	Expiration Date		Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
7/29/2022	9/14/2022	10/13/2022	*	N/A	N/A	N/A	N/A
				Class I	15,223	15,223	$12.67
5/12/2022	6/14/2022	7/14/2022		Class D	1,693	1,693	$12.66
				Class T	4,916	4,916	$12.65
				Class I	8,288	8,288	$12.30
2/11/2022	3/16/2022	4/14/2022		Class D	1,336	1,336	$12.28
				Class T	14,142	14,142	$12.28
11/11/2021	12/13/2021	1/13/2022		Class T	5,933	5,933	$12.09
7/30/2021	9/15/2021	10/14/2021		Class T	973	973	$11.94
5/13/2021	6/15/2021	7/15/2021		Class T	2,370	2,370	$10.83
2/12/2021	3/17/2021	4/15/2021		Class T	3,251	3,251	$10.39
11/11/2020	12/14/2020	1/14/2021		Class T	812	812	$10.20

*	Date shown represents expected expiration date. Shares tendered, if any, will be determined upon expiration.

13. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

14. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the

40	Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report

publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

15. Subsequent events

Subsequent to the end of the reporting period, the Fund completed four acquisitions including two mezzanine debt investments on multifamily properties in Boulder, CO, an industrial warehouse in El Paso, TX and an industrial portfolio in Chino, CA for an aggregate amount of $108 million.

Clarion Partners Real Estate Income Fund Inc. 2022 Semi-Annual Report	41

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited)

CPREIF believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

CPREIF also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for CPREIF’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of (i) amortization of premium (accretion of discount) on real estate securities, (ii) amortization of deferred origination fees and (iii) amortization of deferred loan financing costs.

Furthermore, CPREIF believes that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering Fund operating results and certain other items relative to the amount of Fund distributions by removing the impact of certain non-cash items from Fund operating results. FAD is calculated as AFFO excluding (i) recurring tenant improvements, leasing commissions and other capital expenditures and adjusted for (ii) undistributed/(overdistributed) income attributable to non-consolidated joint ventures. FAD is not indicative of cash available to fund CPREIF’s cash needs and does not represent cash flows from operating activities in accordance with GAAP, as it excludes adjustments for working capital items.

FFO, AFFO and FAD should not be considered more relevant or accurate than the GAAP methodology in evaluating CPREIF’s operating performance. In addition, FFO, AFFO and FAD should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund CPREIF’s cash needs, including its ability to make distributions to stockholders.

42	Clarion Partners Real Estate Income Fund Inc.

For the period of January 1, 2022 to June 30, 2022:

Net increase in net assets applicable to common shareholders resulting from operations	$18,413,869

Adjustments to arrive at FFO:
Net realized gain on investments	(39,126)
Change in net unrealized appreciation (depreciation) of investments	(12,306,653)
FFO attributable to common shareholders	6,068,090

Adjustments to arrive at AFFO:
Amortization of premium (accretion of discount) on real estate securities	(149,873)
Amortization of deferred origination fees	(21,040)
Amortization of deferred loan financing costs	262,015
Amount attributable to non-consolidated joint ventures for above adjustments	112,455
AFFO attributable to common shareholders	6,271,647

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures	(89,286)
Undistributed/(overdistributed) income attributable to non-consolidated joint ventures	(23,009)
Amount attributable to non-consolidated joint ventures for above adjustments	—
FAD attributable to common shareholders	$6,159,352

Clarion Partners Real Estate Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Clarion Partners Real Estate Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Clarion Partners, LLC (“Clarion”) and Western Asset Management Company, LLC (“Western Asset,” and together with Clarion, collectively the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 10-11, 2022, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

44	Clarion Partners Real Estate Income Fund Inc.

At a meeting held by videoconference on April 19, 2022, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 19, 2022 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

Clarion Partners Real Estate Income Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

46	Clarion Partners Real Estate Income Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all closed-end real estate funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-year period ended December 31, 2021. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to continue waiving its management fee through December 31, 2022 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the

Clarion Partners Real Estate Income Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fees payable to Clarion and Western Asset under their Sub-Advisory Agreements with the Manager are paid by the Manager, not the Fund, and, accordingly, that the retention of Clarion and Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was equal to the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was below the median. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered the Manager’s agreement to continue the Fee Waiver through December 31, 2022.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject to heightened regulatory requirements relative to institutional clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

48	Clarion Partners Real Estate Income Fund Inc.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2021 and September 30, 2020. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Clarion Partners Real Estate Income Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting DST Asset Manager Solutions, Inc. (“the Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.

50	Clarion Partners Real Estate Income Fund Inc.

Clarion Partners

Real Estate Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Clarion Partners, LLC

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Clarion Partners Real Estate Income Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

CLAR601962 8/22 SR22-4467

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 25, 2022